Tektronix, Inc.
Corporate Headquarters
26600 S.W. Parkway
P.O. Box 1000
Wilsonville, Oregon 97070- 1000
503 682 - 3411

                     GRAPHICS PRINTING & IMAGING DIVISION

                      U.S. VALUE ADDED DEALER AGREEMENT

                                 SUPPLEMENT A

Dealer:  Cadapult Graphic Systems               Agreement No. D3803
         110 Commerce Dr
         Allendale, NJ 07401-1600               Supplement No. D3803601

         Attn: Michael W. Levine                Effective Date: July 1, 1994

The following terms and conditions are a part of the Agreement identified above between Tektronix Inc ("Tektronix") and Dealer.

1. TERM OF SUPPLEMENT. The term of Dealer's appointment under this Supplement shall begin on the date shown above and shall end one year thereafter; it is renewable for one year terms.

2. PRODUCTS, DISCOUNTS. The products available for Resale under the Agreement and the associated discounts are as specified below.

PRODUCT(S) AND RELATED OPTIONS, SERVICE INSTALLATION/
EXTENDED WARRANTY, ACCESSORIES, AND SOFTWARE
(as stated in the current U.S. Dealer Price List)

Product 1:      Phaser (tm) 220i Thermal Wax Color Printer (4681i),
                Phaser 300i Phase-Change Color Printer (4699PXi),
                Phaser 480 Dye Sublimation Color Printer (4688)
                (Special Authorization Required)
                Phaser II SDX Dye Sublimation Color Printer (4684),
                TCP\IP Ethernet Network Interface (4511A)
Product 2:      Phaser 220e Thermal Wax Color Printer(4681e)
Product 3:      Phaser 200e Thermal Wax Color Printer (4681 PXe)
                Phaser III Phase-Change Color Printer (4698PXi)


RESALE
DISCOUNT

25%
25%

25%
25%
25%

20%

16%
16%


DEMONSTRATION
UNIT DISCOUNT


40%
40%

40%
40%
N/A

30%

20%
20%


3. SUPPLIES. Dealer must sell, market and promote Tektronix supplies for use with Tektronix printers to ensure customer satisfaction and quality output Discount for Supplies listed in the current U.S. Dealer Price List is specified below.

Supplies                                                  20%

4. DEMONSTRATION PRODUCTS. One demonstration unit of each model type listed above (except 451IA) is available for each authorized location at Demonstration Unit discounts listed above every six months. All demonstration units shall be maintained in good working order, in current version and shall be used exclusively for demonstration purposes.

Subject to credit approval, 180 day payment terms are available for the following demonstration unit purchases: Phaser 220i, Phaser 300i, and Phaser 480.

Subject to credit approval, 90 day payment terms are available for the following demonstration unit purchases: Phaser 220e, Phaser 200e, Phaser II SDX, and Phaser III.

5. MINIMUM VOLUME EXPECTATION. The discounts shown in this Supplement are based on a $100,000 minimum net purchase volume from Section 2 and 3 during the term of this Supplement. In the event the minimum purchase volume is not achieved, Tektronix' sole remedy shall be nonrenewal of Dealer's Supplement.

6. PRODUCT MARKETING CREDIT. To qualify for the Product Marketing Credit, Dealer must a) purchase and maintain at least one demonstration unit of Phaser 220i, Phaser 300i or Phaser 480 every six months; b) provide Tektronix' with timely point of sale reports as required in the Dealer Agreement; c) purchase $400,000 (net) of Products during the preceding 12 months; and d) perform marketing and sales responsibilities as a Tektronix' Dealer to the satisfaction of Tektronix'.

Upon initial qualification, the Product Marketing Credit shall be calculated a 3% of the undiscounted list price of the Product purchase during the preceding 12 month period. Thereafter, the Product Marketing Credit will be calculated as 3% of the undiscounted list price of quarterly Product purchases. Eligibility is determined based on a rolling 12 month calculation of Dealer purchases and a quarterly assessment of performance. The Product Marketing Credit shall be issued in the form of a credit memo within 45 days after close of the Tektronix fiscal quarter. (Tektronix fiscal quarters en 8/27/94, 11/26/94, 2/25/95, 5/27/95, 8/26/95.)

7. SUPPLIES MARKETING CREDIT. If Dealer satisfies all requirements in section 6, and Dealer is an approved Supplies Stocking Dealer throughout the quarter with net Supplies purchases of no less than 25% of the net Product purchases. Dealer shall be granted a Supplies Marketing Credit calculated as 3% of the undiscounted list price of Supplies purchases, retroactive to the beginning of the quarter. Such Credit shall be administered in the same manner as the Product Marketing Credit (See Section 6).

8. WARRANTIES. The Products listed above are warranted in accordance with the following applicable warranty statement:

WARRANTY FOR RGB3, 4696, 4697xx Printer Products

Tektronix warrants that the products that it manufactures and sells, of the types listed, will be free from detects in materials and workmanship for a period of three months from the date of shipment. If any such product proves defective during the initial three month period, Tektronix, at its option, either will repair the defective product without charge for parts and labor, or will provide a replacement in exchange for the defective product.

In order to obtain service under this warranty, Customer must notify Tektronix of the defect before the expiration of the respective warranty period and make suitable arrangements for the performance of service. Tektronix will provide such service at Customer's site without charge during the warranty period, if the service is preformed within the normal on-site service area. Tektronix will provide on-site service outside the normal on-site service area only upon prior agreement and subject to payment of all travel expenses by Customer. When or where on-site service is not available, Customer shall be responsible for packaging and shipping the defective product to the service center designated by Tektronix, with shipping charges prepaid, Tektronix shall pay for the return of the product to Customer if the shipment is to a location within the country in which the Tektronix service center is located. Customer shall be responsible for paying all shipping charges, duties, taxes, and any other charges for products returned to any other locations.

This warranty shall not apply to any defect, failure or damage caused by improper use of or improper or inadequate maintenance and care. Tektronix shall not be obliged to furnish service under this warranty a) to repair damage resulting from attempts by personnel other than Tektronix representatives to install. repair or service the product; b) to repair damage resulting from improper use or connection to incompatible equipment; or c) to service a product that has been modified or integrated with other products when the effect of such modification or integration increases the time or difficulty of servicing the product.

WARRANTY For 4511A, 4681xxx, 4684, 4694xxx, 4698xxx, 4688 and 4699xxx Printer Products


Tektronix warrants that the products that it manufactures and sells of the types listed above will be free from defects in materials and workmanship for a period of one (1) year from the date of shipment. If any such product proves defective during this warranty period, Tektronix. at its option, either will repair the defective product without charge for parts and labor, or will provide a replacement in exchange for the defective product.

In order to obtain service under this warranty, Customer must notify Tektronix of the defect before the expiration of the warranty period and make suitable arrangements for the performance of service. Customer shall be responsible for packaging and shipping the defective product to the service center designated by Tektronix. with shipping charges prepaid Tektronix shall pay for the return of the product to Customer if the shipment is to a location within the country in which the Tektronix service center is located. Customer shall be responsible for paying all shipping charges, duties, taxes, and any other charges for products returned to any other locations.

This warranty shall not apply to any defect, failure or damage caused by improper use or Improper or inadequate maintenance and care. Tektronix shall not be obligated to furnish service under this warranty a) to repair damage resulting from attempts by personnel other than Tektronix representatives to install, repair or service the product; b) to repair damage resulting from improper use or connection to incompatible equipment; or c) to service a product that has been modified or integrated with other products when the effect of such modification or integration increases the time or difficulty of servicing the product,


THE ABOVE WARRANTY IS GIVEN BY TEKTRONIX WITH RESPECT TO THE LISTED PRODUCTS IN LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED. TEKTRONIX AND ITS VENDORS DISCLAIM ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. TEKTRONIX' RESPONSIBILITY TO REPAIR OR REPLACE DEFECTIVE PRODUCTS IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO THE CUSTOMER FOR BREACH OF THIS WARRANTY. TEKTRONIX AND ITS VENDORS WILL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGE IRRESPECTIVE OF WHETHER TEKTRONIX OR THE VENDOR HAS ADVANCE NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

Tektronix, Inc.
Corporate Headquarters
26600 S.W. Parkway
P.O. Box 1000
ilsonville, Oregon 97070- 1000
503 682 - 3411


                     GRAPHICS PRINTING & IMAGING DIVISION

                      U.S. VALUE ADDED DEALER AGREEMENT

                           LOCAL DEALER SUPPLEMENT A

Dealer:  Cadapult Graphic Systems               Agreement No. D3803
         110 Commerce Dr
         Allendale, NJ 07401-1600               Supplement No. D3803601

         Attn: Michael W. Levine

The following terms and conditions are a part of the Agreement identified above between Tektronix Inc ("Tektronix") and Dealer.

1. TERM OF SUPPLEMENT. This Supplement is effective as of the date shown above. A new Supplement shall be issued when deemed appropriate by Tektronix and shall supercede this Supplement upon issuance.

2. PRODUCTS, DISCOUNTS. The products available for Resale under the Agreement and the associated discounts are as specified below.

PRODUCT(S) AND RELATED OPTIONS, SERVICE INSTALLATION/
EXTENDED WARRANTY, ACCESSORIES, AND SOFTWARE
(as stated in the current U.S. Dealer Price List)

Product 1:  Phaser 540 Plus Color Laser Printer(4676)
            Phaser 480X Dye Sublimation Color Printer (Z480X, Z480XB, Z480XC) (Special Authorization Required)
            Phaser 440 Dye Sublimation Color Printer (4685),
            Phaser 340 Plus Color Printer (Z340P)
            Phaser 300i Phase- Change Color Printer (46999PXi)
            Phaser 240 Thermal Transfer Color Printer(Z240)
            Phaser Copy Station (4540)

Product 2:  Phaser 340 Color Printer(Z340)
            Phaser 140 Color Ink Jet Printer (4686)
            Phaser III Phase-Change Color Printer (4698PXi)

RESALE
DISCOUNT

23%

23%
23%
23%
23%
23%
23%

16%
16%
16%

DEMONSTRATION
UNIT DISCOUNT

30%

30%
30%
30%
30%
30%
30%

N/A
20%
20%

3. SUPPLIES/ACCESSORIES. Dealer must sell, market and promote Tektronix supplies for use with Tektronix printers to ensure customer satisfaction and quality output. Discount for Supplies/ Accessories listed in the current U.S. Dealer Price List is specified below.

Supplies                                             20%             N/A

4. DEMONSTRATION PRODUCTS. One demonstration unit of each model type listed above is available for each authorized location at Demonstration Unit discounts listed above every six months: All demonstration units shall be maintained in good working order, in current version and shall be used exclusively for demonstration purposes.

Subject to credit approval, 180 day payment terms are available for the following demonstration unit purchases: Phaser 140, Phaser 240, Phaser 300i, Phaser 340, Phaser 440, Phaser 480X, and Phaser 540 Plus.

5. MINIMUM VOLUME EXPECTATION. In order to qualify for the discounts shown in this Supplement Dealer is expected to purchase a minimum net purchase volume per annum of $100,000 of Products from Section 2 and 3.

6. PRODUCT MARKETING CREDIT. To qualify for the Product Marketing Credit, Dealer must a) purchase and maintain at least one demonstration unit of Phaser 240, Phaser 300i, Phaser 340, Phaser 440, Phaser 480X or Phaser 540 Plus every six months; b) purchase $500,000 (net) of Products during the preceding 12 months; and c) purchase a dollar volume total of Products in the most recent twelve months greater than the twelve month total ending in the previous quarter.

Upon initial qualification, the Product Marketing Credit shall be calculated a 3% of the undiscounted list price of the Product purchase during the preceding 12 month period. Thereafter, the Product Marketing Credit will be calculated as 3% of the undiscounted list price of quarterly Product purchases. Eligibility is determined based on a rolling 12 month calculation of Dealer purchases. The Product Marketing Credit shall be issued within 30 days after close of the Tektronix fiscal quarter. (Tektronix fiscal quarters end 8/26/95, 11/25/95, 2/24/96, 5/25/96.)

7. SUPPLIES MARKETING CREDIT. If Dealer satisfies all requirements in section 6, and Dealer is an approved Supplies Stocking Dealer throughout the quarter with net Supplies purchases of no less than 25% of the net Product purchases, Dealer shall be granted a Supplies Marketing Credit calculated as 3% of the undiscounted list price of Supplies purchases for all Supplies up to 150% of Product Purchases, retroactive to the beginning of the quarter. Such Credit shall be administered in the same manner as the Product Marketing Credit (See
Section 6).

8. WARRANTIES. The Products listed on the current Supplement to Dealer's agreement are warranted in accordance with the following applicable warranty statement in attachment 1.